Exhibit 10.3

INDEMNIFICATION AGREEMENT

INDEMNIFICATION AGREEMENT, dated November __, 2009, by and among Mediware Information Systems, Inc., a New York corporation (“Mediware”); Advantage Reimbursement, LLC, a Delaware limited liability company (“Advantage Reimbursement, LLC” and together with Mediware, the “Buyers”); Healthcare Automation, Inc., a Delaware corporation (“Healthcare Automation”); Advantage Reimbursement, Inc., a Massachusetts corporation (“Advantage Reimbursement, Inc.”); Kenneth J. Pereira (“Pereira”); and David A. Belhumeur (“Belhumeur”).

R E C I T A L S

A.            Pereira and Belhumeur (each, a “Shareholder” and together, the “Shareholders”) together own beneficially and of record all of the issued and outstanding shares of Healthcare Automation and Advantage Reimbursement; and

B.            On November [__], 2009, Mediware entered into an Asset Purchase Agreement with Advantage Reimbursement, LLC, Healthcare Automation, Pereira and Belhumeur (the “Healthcare Automation APA”) pursuant to which Mediware agreed to purchase all the assets of Healthcare Automation and Healthcare Automation agreed to assign certain contracts to Advantage Reimbursement, LLC; and

C.            On November [__], 2009, Advantage Reimbursement, LLC entered into an Asset Purchase Agreement with Advantage Reimbursement Inc., Pereira and Belhumeur (the “Advantage Reimbursement APA” and together with the “Healthcare Automation APA, the “Purchase Agreements”) pursuant to which Advantage Reimbursement, LLC agreed to purchase all the assets of Advantage Reimbursement Inc..

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, warranties, representations and conditions contained in this Agreement, it is hereby agreed as follows:

1.1.          Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

(a)            “Affiliate” of any specified Person means any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person.

(b)            “Assumed Liability” means each liability and obligation comprising the “Assumed Liabilities” as defined in both the Healthcare Automation APA and the Advantage Reimbursement APA.

(c)            “Claim” means any claim for which any of the Buyer Indemnified Parties or the Seller Indemnified Parties (each as defined below) may be entitled to indemnification pursuant to Section 2 or Section 3 hereof.

(d)           “Control,” “Controlling,” and “Controlled,” when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(e)           “Governmental Authority” means any court, arbitrator, governmental agency or public or regulatory unit, agency, body or authority of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision thereof.

(f)            “Losses” means liability, loss, damage or expense (including, but not limited to, reasonable attorneys’ and accountants’ fees and expenses), whether or not resulting from third party claims.

(g)           “Person” means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, Governmental Authority or similar entity.

1.2.     Indemnification by Mediware and Mediware Subsidiary.

(a)           The Buyers agree with the Shareholders, Healthcare Automation and Advantage Reimbursement, Inc. (collectively, the “Seller Parties”) that the Buyers jointly and severally shall reimburse, defend, indemnify and hold harmless the Seller Parties, their respective Affiliates and, as applicable, the officers, directors, agents, employees and stockholders of any of the Seller Parties or of the Seller Parties’ respective Affiliates (collectively, the “Seller Indemnified Parties”) from and against any Losses suffered by any of the Seller Indemnified Parties, which exists, arises out of or results from:

(i)             (A) any untruth, inaccuracy, breach or omission of, from or in, the representations and warranties made to any of the Seller Parties in the Purchase Agreement to which such Seller Party is a party, in each case, in Section 6.1 (Organization), Section 6.2 (Authority), Section 6.3 (No Violation) or Section 6.4 (Disclosure) of such Purchase Agreement, or in any agreement or certificate provided in connection with such sections, (B) any nonfulfillment of any covenant or agreement of either of the Buyers under either of the Purchase Agreements or any of the Exhibits thereto, or (C) any fraud or intentional misrepresentation by either of the Buyers with respect to any representation, warranty, covenant, agreement contained in either of the Purchase Agreements, any certificates or agreement provided in connection with either of the Purchase Agreements or otherwise;

(ii)           any untruth, inaccuracy, breach or omission of, from or in, any representations and warranties made to any of the Seller Parties in the Purchase Agreement to which such Buyer is a party, or in any agreement or certificate provided in connection with such Purchase Agreement, other than those representations and warranties referenced in Section 2(a)(i);

(iii)           any Assumed Liability;

(iv)          any fees, expenses or other payments incurred or owed by either Buyer to any attorneys, accountants, brokers or comparable third parties retained or employed by it in connection with closing the transactions contemplated by either of the Purchase Agreements;

(v)            any claim made by any third party alleging facts which, if true, would entitle any of the Seller Indemnified Parties to indemnification pursuant to this Section 2; or

(vi)          any claim by any third party that the transactions contemplated by either of the Purchase Agreements interfere with, or otherwise violate any right of such third party; provided that such right is (or was) owed to the third party by the Buyers on or before the Effective Date of this Agreement; or

(vii)         any and all actions, suits, claims, proceedings, investigations, audits, demands, assessments, fines, judgments, costs and other expenses (including, without limitation, reasonable audit and legal fees) incurred by any of the Seller Indemnified Parties resulting from the circumstances described in Section 2(a)(i) through (v) above.

(b)           Notwithstanding anything to the contrary in this Agreement or either of the Purchase Agreements, the Buyers’ aggregate liabilities to the Seller Parties arising out of or resulting from the matters set forth in Section 2(a)(ii) shall not exceed the sum of (i) the Healthcare Automation Purchase Price, plus (ii) the Advantage Reimbursement Purchase Price. The Buyers’ liabilities to any of the Seller Parties arising out of or resulting from the matters set forth in Section 2(a)(i), (iii), (iv), (v), (vi) and (vii)      shall be unlimited.  In addition, neither of the Buyers shall be obligated to indemnify any of the Seller Parties with respect to any Losses resulting from the matters set forth in Section 2(a)(ii) unless and until the aggregate amount of Losses for which claims may be made under Section 2(a)(ii) exceeds fifty thousand dollars ($50,000) (the “Buyer Basket Amount”); provided, that thereafter the Buyers shall indemnify the Seller Parties for any amounts in excess of and including the Buyer Basket Amount.

1.3.          Indemnification by Seller Parties.

(a)            The Seller Parties agree with Buyers that the Seller Parties jointly and severally shall reimburse, defend, indemnify and hold harmless Buyers, their respective Affiliates and the officers, directors, agents, employees and stockholders of either Buyer or of either Buyer’s respective Affiliates (collectively, the “Buyer Indemnified Parties”) from and against any Losses suffered by any of the Buyer Indemnified Parties, which exists, arises out of or results from:

(i)            (A) any untruth, inaccuracy, breach or omission of, from or in, the representations and warranties made to either Buyer in the Purchase Agreement to which such Buyer is a party, in each case, in Section 5.1 (Organization), Section 5.2 (Authorization, Execution and Enforceability), Section 5.3 (Absence of Restrictions and Conflicts), Section 5.4 (No Interest in Other Entities), Section 5.5 (Ownership of Assets and Related Matters), Section 5.11 (Taxes), Section 5.16 (Intellectual Property) or Section 5.17 (Code Quality) of such Purchase Agreement, or in any agreement or certificate provided in connection with such sections, (B) any nonfulfillment of any covenant or agreement of any of the Seller Parties under either of the Purchase Agreements or any of the Exhibits thereto, or (C) any fraud or intentional misrepresentation by any of the Seller Parties with respect to any representation, warranty, covenant, agreement contained in either of the Purchase Agreements, any certificates or agreement provided in connection with either of the Purchase Agreements or otherwise;

(ii)           any untruth, inaccuracy, breach or omission of, from or in, any representations and warranties made to either Buyer in the Purchase Agreement to which such Buyer is a party or in any agreement or certificate provided in connection with such Purchase Agreement, other than those representations and warranties referenced in Section 3(a)(i);

(iii)          any liability or obligation of any of the Seller Parties that is not an Assumed Liability;

(iv)         any claim by any third party that the transactions contemplated by either of the Purchase Agreements interfere with, or otherwise violate any right of such third party any claim by any third party; provided that such right is (or was) owed to the third party by the Seller Parties on or before the Effective Date of this Agreement.

(v)           any fees, expenses or other payments incurred or owed by any of the Seller Parties to any attorneys, accountants, brokers or comparable third parties retained or employed by it in connection with closing the transactions contemplated by either of the Purchase Agreements;

(vi)          any failure to comply with any applicable statutory provisions relating to bulk sales and transfers or tax clearances, if applicable;

(vii)         any claim made by any third party alleging facts which, if true, would entitle any of the Buyer Indemnified Parties to indemnification pursuant to this Section 3; or

(viii)        any and all actions, suits, claims, proceedings, investigations, audits, demands, assessments, fines, judgments, costs and other expenses (including, without limitation, reasonable audit and legal fees) incurred by any of the Buyer Indemnified Parties resulting from the circumstances described in Sections 3(a)(i) through (vii) above.

(b)           Notwithstanding anything to the contrary in this Agreement or either of the Purchase Agreements, the Seller Parties’ aggregate liabilities to Buyers arising out of or resulting from the matters set forth in Section 3(a)(ii) shall not exceed 80% of the sum of (i) the Healthcare Automation Purchase Price (as defined in the Healthcare Automation APA), plus (ii) the Advantage Reimbursement Purchase Price (as defined in the Advantage Reimbursement APA),.  The Seller Parties’ liabilities to either Buyer arising out of or resulting from the matters set forth in Section 3(a)(i), (iii), (iv), (v), (vi), (vii) or (viii) shall be unlimited.  In addition, none of the Seller Parties shall be obligated to indemnify either Buyer with respect to any Losses resulting from the matters set forth in Section 3(a)(ii) unless and until the aggregate amount of Losses for which claims may be made under Section 3(a)(ii) exceeds fifty thousand dollars ($50,000) (the “Seller Basket Amount”); provided, that thereafter the Seller Parties shall indemnify the Buyers for any amounts in excess of and including the Seller Basket Amount.

1.4.         Method of Asserting Claims.  Subject to the time periods set forth in Section 11.7 of the Healthcare Automation APA and Section 11.7 of the Advantage Reimbursement APA, the party seeking indemnity (“Indemnitee”) will give prompt written notice to the party or parties providing indemnity (“Indemnitor”) of any Claim which it discovers or of which it receives notice and which might give rise to a Claim by it against Indemnitor under this Agreement, stating the nature, basis and (to the extent known) amount thereof.  Copies of any papers received in connection with a Claim shall be forwarded to Indemnitor together with the notice of the Claim.  The failure to give notice as provided in this Section 4 shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been prejudiced by such failure.  In case of any Claim or suit by a third party or by any governmental body, or any legal administrative or arbitration proceeding with respect to which Indemnitor may have liability under this Agreement, Indemnitor shall be entitled to participate therein, and, to the extent desired by Indemnitor, to assume the defense thereof, and after notice from Indemnitor to Indemnitee of the election to so assume the defense thereof, Indemnitor will not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation, unless Indemnitor does not actually assume the defense thereof following notice of such election.  Indemnitee and Indemnitor will render to each other such assistance as may reasonably be required of each other in order to ensure proper and adequate defense of any such suit, claim or proceeding.  Indemnitee will not make any settlement of any Claim which might give rise to liability of an Indemnitor under this Agreement without the prior written consent of Indemnitor, which consent shall not be unreasonably withheld.  If Indemnitor shall desire and be able to effect a bona fide compromise or settlement of any such suit, claim or proceeding at its expense and such settlement includes as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitee of a release from all liability in respect of such suit, claim or proceeding and does not provide any form of relief from the Indemnitee other than the payment of money damages or other money payment, and Indemnitee shall unreasonably refuse to consent to such compromise or settlement, then the Indemnitor’s liability under this Agreement with respect to such suit, claim or proceeding shall be limited to the amount so offered in compromise or settlement together with all legal and other expenses which may have been incurred prior to the date on which Indemnitee has refused to consent to such compromise or settlement.

1.5.          General Provisions. The parties further covenant and agree as follows:

(a)            Waiver of Terms.  Any of the terms or conditions of this Agreement may be waived at any time by the party or parties entitled to the benefit thereof but only by a written notice signed by the party or parties waiving such terms or conditions.

(b)            Amendment of Agreement.  This Agreement may be amended, supplemented or interpreted at any time only by written instrument duly executed by each of the parties hereto.

(c)            Contents of Agreement, Parties in Interest, Assignment.  None of the rights or obligations of any of the parties hereto may be assigned without the prior written consent of, in the case of assignment by any of the Seller Parties, each of the Buyers, or, in the case of assignment by either of the Buyers, each of the Seller Parties, which consent shall not unreasonably be withheld.  Notwithstanding the foregoing, either Buyer may assign any of its rights or obligations to a direct or indirect wholly-owned subsidiary of such Buyer without the consent of any of the Seller Parties.

(d)           Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be by hand-delivery, certified or registered mail, return receipt requested, telecopier (if a telecopier number is provided), or air courier to the parties set forth below.  Such notices shall be deemed given at the time personally delivered, if delivered by hand or by courier, at the time received, if sent certified or registered mail, and when receipt is acknowledged by telecopy equipment, if telecopied.  Communications sent via email shall not constitute notice under this Agreement.

If to either Buyer:	Mediware Information Systems, Inc.
1900 Spring Road, Suite 450
Oak Brook, IL 60523
Attn: Senior Vice President and General Counsel
Telecopier: (630) 684-0462

If to Healthcare Automation:	Healthcare Automation, Inc.
41 Sharpe Drive
Cranston, RI 02920
Attn: David A. Belhumeur
Telecopier: (401) 572-3350
Email: dbelhumeur@mccabe.com

If to Advantage	Advantage Reimbursement, Inc.
Reimbursement, Inc.:	40 Shattuck Road Suite 306
Andover, MA 01810
Attn: David A. Belhumeur
Telecopier: (978) 327-6505

If to Pereira:	Kenneth J. Pereira
41 Sharpe Drive
Cranston, RI 02920
Telecopier: (401) 572-3350
Email: kpereira@oridium.com

with a copy to:	Edward D. Feldstein
Roberts, Carroll, Feldstein & Peirce
10 Weybosset Street, 8th Floor
Providence, RI 02903
Email: efeldstein@rcfp.com

If to Belhumeur:	David A. Belhumeur
41 Sharpe Drive
Cranston, RI 02920
Telecopier: (401) 572-3350
email: dbelhumeur@mccabe.com

with a copy to:	Edward D. Feldstein
Roberts, Carroll, Feldstein & Peirce
10 Weybosset Street, 8th Floor
Providence, RI 02903
Email: efeldstein@rcfp.com

(e)            Severability.  In the event that any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

(f)            Counterparts.  This Agreement may be executed in one or more counterparts and by facsimile transmission, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of the parties hereto.

(g)            Headings.  The headings of the Sections and the subsections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

(h)           Governing Law; Jurisdiction.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  EACH OF THE BUYERS AND EACH OF THE SELLER PARTIES EACH AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO WAIVE ANY OBJECTION AS TO VENUE IN THE COUNTY OF COOK, STATE OF ILLINOIS. SERVICE OF PROCESS ON EITHER OF THE BUYERS OR ANY OF THE SELLER PARTIES IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EFFECTIVE IF MAILED TO SUCH PARTY AT THE ADDRESS LISTED ABOVE.

(i)            Waiver of Jury Trial.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON, AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING  BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

MEDIWARE INFORMATION SYSTEMS, INC.

By:
Name:
Title:

ADVANTAGE REIMBURSEMENT, LLC

By:
Name:
Title:

HEALTHCARE AUTOMATION, INC.

By:
Name:
Title:

ADVANTAGE REIMBURSEMENT, INC.

By:
Name:
Title:

KENNETH J. PEREIRA

DAVID A. BELHUMEUR